Exhibit 1.01 COMMERCIAL VEHICLE GROUP, INC. Conflicts Minerals Report For the Year Ended December 31, 2017 Introduction This Conflict Minerals Report on Form SD (“Form SD”) of Commercial Vehicle Group, Inc. (the “Company,” “we,” or “our”) for the year ended December 31, 2017 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to “conflict minerals” as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”). Conflict minerals include columbite-tantalite (tantalum), cassiterite (tin), wolframite (tungsten) and gold. The Rule imposes certain reporting obligations on SEC registrants whose products contain conflict minerals that are necessary to the functionality or production of their products (such minerals are referred to as “necessary conflict minerals”), excepting conflict minerals that, prior to January 31, 2013, were located “outside of the supply chain” (as defined in the Rule). For products which contain necessary conflict minerals, the registrant must conduct in good faith a reasonable country of origin inquiry designed to determine whether any of the conflict minerals originated in the Democratic Republic of the Congo (“DRC”) or an adjoining country (collectively defined as the “Covered Countries”). If, based on such inquiry, the registrant knows or has reason to believe that any of the necessary conflict minerals contained in its products originated or may have originated in a Covered Country and knows or has reason to believe that those necessary conflict minerals may not be solely from recycled or scrap sources, the registrant must conduct due diligence as a method to conclude if the necessary conflict minerals contained in those products did or did not directly or indirectly finance or benefit armed groups in the Covered Countries. Numerous terms in this Form SD are defined in the Rule and the reader is referred to that source and to SEC Release No. 34-67716 issued by the SEC on August 22, 2012 for such definitions. Company Overview and Product Description The Company (and its subsidiaries) is a leading supplier of a full range of cab related products and systems for the global commercial vehicle market, including the medium- and heavy-duty truck market, the medium- and heavy-construction vehicle market, and the military, bus, agriculture, specialty transportation, mining, industrial equipment and off-road recreational markets. Our products include seats and seating systems; trim systems and components; cab structures, sleeper boxes, body panels and structural components; mirrors, wipers and controls; and electronic wire harness and panel assemblies specifically designed for applications in commercial vehicles. Some of these products contain conflict minerals that are necessary to their functionality or production. Company’s Conflict Minerals Policy Pursuant to our conflict minerals policy, we are committed to avoiding the use of conflict minerals in our products which directly or indirectly finance or benefit armed groups in the Covered Countries. As part of our efforts to comply with the Rule, we must conduct due diligence inquiries of our supply chain in order to accurately report our compliance with the Rule. We expect our suppliers to respond to information requests from us regarding the uses and sources of conflict minerals in their products including information about minerals that are recycled or scrapped. In order to respond to our information requests, we expect our suppliers to perform due diligence on the source and chain of custody of their conflict minerals in accordance with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”). The full text of our Conflict Minerals Policy is available under the “Investors” tab at http://ir.cvgrp.com. The content of any website referred to in this Form SD is included for general information only and unless otherwise indicated is not incorporated by reference in this Form SD. Conflict Minerals Disclosure We have concluded in good faith that during 2017: a) We have manufactured or contracted to manufacture products of which conflict minerals are necessary to the functionality or production of our products, and b) Based on a reasonable country of origin inquiry (described below), we have reason to believe that certain of our necessary conflict minerals may have originated in the Covered Countries and we have reason to believe that those necessary conflict minerals may not be solely from recycled or scrap sources.

Description of Reasonable Country of Origin Inquiry (“RCOI”) Efforts Below is a description of our efforts to determine whether any of the necessary conflict minerals in our products originated in the Covered Countries. As part of our RCOI efforts, we exercised due diligence in accordance with the OECD framework on the source and chain of custody of the conflict minerals by utilizing a reasonable risk-based approach to identify all suppliers (other than suppliers whose service or products were not necessary to the functionality or production of our products). Upon creating a master list of suppliers that met the requirements set forth above, we determined that we had 1,696 in-scope suppliers (the “Targeted Supplier Group”). We requested each supplier in the Targeted Supplier Group to complete a Conflict Minerals Reporting Template (“CMRT”). The CMRT is an initiative of EICC and GeSI. Out of our Targeted Supplier Group, 47% responded using a validly completed CMRT, with an additional 14% of our Targeted Supplier Group responding with invalid CMRT forms, Electronic Industry Citizenship Coalition, Incorporated and Global e-Sustainability Initiative Form (“GeSI Forms”) or other written correspondence. A significant number of our Targeted Supplier Group did not respond to five or more requests for information. In the aggregate, we received responses in the form of completed CMRT Forms, GeSI Forms or written correspondence from 61% of our Targeted Supplier Group. The Process of Distribution, Collection and Review of Completed CMRT Forms from the Targeted Supplier Group 1. The CMRT Forms were distributed via iPoint and/or email. We used iPoint as a tool to manage the distribution and collection of CMRT Forms because iPoint is generally known in our industry as a very reliable tool to manage, track and report data across the supply chain. 2. We requested the return of the completed CMRT Forms via iPoint or our designated conflict mineral email address. 3. Once the CMRT Forms were returned, we reviewed them for completeness. Our review for completeness included validating that all required fields were completed according to the instructions found on the CMRT instructions tab. 4. If any required fields were not completed, the supplier was contacted for updated information or if known the information was added to the CMRT Form. The Process of Collection and Review of Information from our Targeted Supplier Group that did not complete CMRT Forms As disclosed above, we received responses from certain of our Targeted Supplier Group in the form of completed GeSI Forms or other written correspondence. If the responses received via a GeSI Form, invalid CMRT forms or other written correspondence did not provide the required information, we attempted to obtain the required information. Additional Source and Chain of Custody Due Diligence Approximately 16% of respondents from our Targeted Supplier Group indicated that 1 or more of their conflict minerals either originated in the Covered Countries or they were uncertain as to whether their conflict minerals originated in the Covered Countries. We have communicated our conflict minerals policy to suppliers in our Targeted Supplier Group, and we have informed them that we are committed to avoiding the use of conflict minerals in our products which directly or indirectly finance or benefit armed groups in the Covered Countries. Risk Mitigation Strategies and Steps to Improve Due Diligence in the Future In subsequent compliance periods, we intend to continue to improve the collection of due diligence data in order to continue mitigating the risk that necessary conflict minerals directly or indirectly finance or benefit armed groups in the Covered Countries. In doing so, we intend to take the following steps, among others: • Continue to engage our Targeted Supplier Group to increase our response rate for CMRT Forms, and ensure the CMRT Forms we receive are fully completed; and • Continue to identify process improvements for the next reporting period by benchmarking relevant information, remaining current on guidance from the SEC, and incorporating best practices for good faith RCOI and related due diligence. Smelters and Refiners The completed CMRT Forms included information about smelters and refiners, if any, used by our Targeted Supplier Group. Such smelters and refiners were then reviewed against the smelter list located on the Responsible Minerals initiative (“RMI”) website, formally CFSI. Not all of the smelters and refiners from which our suppliers sourced conflict minerals were RMI active or conformant. We do not have direct smelter relationships. As such, we had limitations in obtaining information independently. RMI, the primary industry scheme currently in place for identifying and auditing smelters and refiners, utilizes a third party auditor to assess the due diligence information consistent with the OECD Guidance including transportation and transit routes as well as mine origin to determine whether the smelter minerals are conflict free. Although the RMI does not provide information on transit and transportation routes used between the mine and the smelter, it does review this type of information covered by the in-region sourcing scheme as part of the third party audit of smelters due diligence practices for sourcing. We relied on information from RMI and third party audits to assess smelters’ due diligence practices in accordance with the OECD Guidance. This is aligned with the recommendation contained in the OECD Guidance, which allows for the review of the information on country of mineral origin, transit and transportation routes and smelters and refiners through collective efforts. Below is a List of Smelters and Refiners provided by our Targeted Supplier Group that have been identified as Active and Conformant with the Responsible Minerals Assurance Process (RMAP) Protocols Maintained by RMI and posted on the RMI website as of May 27, 2018. Metal Smelter ID Standard Smelter Name Company Country Location RMAP State/Province/Region Status Gold CID000015 Advanced Chemical Company Warwick, Rhode Island UNITED STATES Conformant OF AMERICA Gold CID000019 Aida Chemical Industries Co., Ltd. Fuchu, Tokyo JAPAN Conformant Gold CID000035 Allgemeine Gold-und Pforzheim, Baden- GERMANY Conformant Silberscheideanstalt A.G. Württemberg Gold CID000041 Almalyk Mining and Metallurgical Almalyk, Toshkent UZBEKISTAN Conformant Complex (AMMC) Gold CID000058 AngloGold Ashanti Corrego do Sitio Nova Lima, Minas Gerais BRAZIL Conformant Mineracao Gold CID000077 Argor-Heraeus S.A. Mendrisio, Ticino SWITZERLAND Conformant Gold CID000082 Asahi Pretec Corp. Kobe, Hyogo, Japan JAPAN Conformant Gold CID000090 Asaka Riken Co., Ltd. Tamura, Fukushima JAPAN Conformant Gold CID000113 Aurubis AG Hamburg, Hamburg GERMANY Conformant Gold CID000128 Bangko Sentral ng Pilipinas (Central Quezon City, Rizal PHILIPPINES Conformant Bank of the Philippines) Gold CID000157 Boliden AB Skelleftehamn, SWEDEN Conformant Västerbottens län [SE-24] Gold CID000176 C. Hafner GmbH + Co. KG Pforzheim, Baden- GERMANY Conformant Württemberg Gold CID000185 CCR Refinery - Glencore Canada Montréal, Quebec CANADA Conformant Corporation Gold CID000189 Cendres + Metaux S.A. Biel-Bienne, Bern SWITZERLAND Conformant Gold CID000233 Chimet S.p.A. Arezzo, Toscana ITALY Conformant Gold CID000328 Daejin Indus Co., Ltd. Namdong, Incheon- KOREA, Conformant gwangyeoksi REPUBLIC OF Gold CID000359 DSC (Do Sung Corporation) Gimpo, Gyeonggi-do KOREA, Conformant REPUBLIC OF Gold CID000362 DODUCO Contacts and Refining Pforzheim, Baden- GERMANY Conformant GmbH Württemberg Gold CID000401 Dowa Kosaka, Akita JAPAN Conformant Gold CID000425 Eco-System Recycling Co., Ltd. Honjo, Saitama, Japan JAPAN Conformant Gold CID000493 OJSC Novosibirsk Refinery Novosibirsk, RUSSIAN Conformant Novosibirskaya oblast' FEDERATION Gold CID000689 HeeSung Metal Ltd. Seo-gu, Incheon- KOREA, Conformant gwangyeoksi REPUBLIC OF Gold CID000694 Heimerle + Meule GmbH Pforzheim, Baden- GERMANY Conformant Württemberg Gold CID000707 Heraeus Metals Hong Kong Ltd. Fanling, Hong Kong CHINA Conformant Gold CID000711 Heraeus Precious Metals GmbH & Hanau, Hessen GERMANY Conformant Co. KG

Gold CID000801 Inner Mongolia Qiankun Gold and Hohhot, Nei Mongol CHINA Conformant Silver Refinery Share Co., Ltd. Gold CID000807 Ishifuku Metal Industry Co., Ltd. Soka, Saitama JAPAN Conformant Gold CID000814 Istanbul Gold Refinery Kuyumcukent, İstanbul TURKEY Conformant Gold CID000823 Japan Mint Osaka, Osaka JAPAN Conformant Gold CID000855 Jiangxi Copper Co., Ltd. Guixi City, Jiangxi CHINA Conformant Gold CID000920 Asahi Refining USA Inc. Salt Lake City, Utah UNITED STATES Conformant OF AMERICA Gold CID000924 Asahi Refining Canada Ltd. Brampton, Ontario CANADA Conformant Gold CID000929 JSC Uralelectromed Verkhnyaya Pyshma, RUSSIAN Conformant Sverdlovskaya oblast' FEDERATION Gold CID000937 JX Nippon Mining & Metals Co., Ōita, Ôita JAPAN Conformant Ltd. Gold CID000957 Kazzinc Ust-Kamenogorsk, KAZAKHSTAN Conformant Qaraghandy oblysy Gold CID000969 Kennecott Utah Copper LLC Magna, Utah UNITED STATES Conformant OF AMERICA Gold CID000981 Kojima Chemicals Co., Ltd. Sayama, Saitama, Japan JAPAN Conformant Gold CID001029 Kyrgyzaltyn JSC Bishkek, Chüy KYRGYZSTAN Conformant Gold CID001078 LS-NIKKO Copper Inc. Onsan-eup, Ulsan- KOREA, Conformant gwangyeoksi REPUBLIC OF Gold CID001113 Materion Buffalo, New York UNITED STATES Conformant OF AMERICA Gold CID001119 Matsuda Sangyo Co., Ltd. Iruma, Saitama JAPAN Conformant Gold CID001147 Metalor Technologies (Suzhou) Ltd. Suzhou Industrial Park, CHINA Conformant Jiangsu Gold CID001149 Metalor Technologies (Hong Kong) Kwai Chung, Hong Kong CHINA Conformant Ltd. Gold CID001152 Metalor Technologies (Singapore) Singapore, South West SINGAPORE Conformant Pte., Ltd. Gold CID001153 Metalor Technologies S.A. Marin, Neuchâtel SWITZERLAND Conformant Gold CID001157 Metalor USA Refining Corporation North Attleboro, UNITED STATES Conformant Massachusetts OF AMERICA Gold CID001161 Metalurgica Met-Mex Penoles S.A. Torreon, Coahuila de MEXICO Conformant De C.V. Zaragoza Gold CID001188 Mitsubishi Materials Corporation Naoshima, Kagawa JAPAN Conformant Gold CID001193 Mitsui Mining and Smelting Co., Ltd. Takehara, Hiroshima JAPAN Conformant Gold CID001204 Moscow Special Alloys Processing Obrucheva, Moskva RUSSIAN Conformant Plant FEDERATION Gold CID001220 Nadir Metal Rafineri San. Ve Tic. Bahçelievler, İstanbul TURKEY Conformant A.S. Gold CID001259 Nihon Material Co., Ltd. Noda, Chiba JAPAN Conformant Gold CID001325 Ohura Precious Metal Industry Co., Nara-shi, Nara JAPAN Conformant Ltd. Gold CID001326 OJSC "The Gulidov Krasnoyarsk Krasnoyarsk, RUSSIAN Conformant Non-Ferrous Metals Plant" (OJSC Krasnoyarskiy kray FEDERATION Krastsvetmet) Gold CID001352 PAMP S.A. Castel San Pietro, Ticino SWITZERLAND Conformant Gold CID001386 Prioksky Plant of Non-Ferrous Kasimov, Ryazanskaya RUSSIAN Conformant Metals oblast' FEDERATION Gold CID001397 PT Aneka Tambang (Persero) Tbk Jakarta, Jakarta Raya INDONESIA Conformant

Gold CID001498 PX Precinox S.A. La Chaux-de-Fonds, SWITZERLAND Conformant Neuchâtel Gold CID001512 Rand Refinery (Pty) Ltd. Germiston, Gauteng SOUTH AFRICA Conformant Gold CID001534 Royal Canadian Mint Ottawa, Ontario CANADA Conformant Gold CID001555 Samduck Precious Metals Namdong, Incheon- KOREA, Conformant gwangyeoksi REPUBLIC OF Gold CID001585 SEMPSA Joyeria Plateria S.A. Madrid, Madrid, SPAIN Conformant Comunidad de Gold CID001622 Shandong Zhaojin Gold & Silver Zhaoyuan, Shandong CHINA Conformant Refinery Co., Ltd. Gold CID001736 Sichuan Tianze Precious Metals Co., Chengdu, Sichuan CHINA Conformant Ltd. Gold CID001756 SOE Shyolkovsky Factory of Shyolkovo, Moskovskaja RUSSIAN Conformant Secondary Precious Metals oblast' FEDERATION Gold CID001761 Solar Applied Materials Technology Tainan City, Tainan TAIWAN, Conformant Corp. PROVINCE OF CHINA Gold CID001798 Sumitomo Metal Mining Co., Ltd. Saijo, Wehime JAPAN Conformant Gold CID001875 Tanaka Kikinzoku Kogyo K.K. Hiratsuka, Kanagawa JAPAN Conformant Gold CID001916 The Refinery of Shandong Gold Laizhou, Shandong CHINA Conformant Mining Co., Ltd. Gold CID001938 Tokuriki Honten Co., Ltd. Kuki, Saitama JAPAN Conformant Gold CID001955 Torecom Asan, Chungcheongnam- KOREA, Conformant do REPUBLIC OF Gold CID001977 Umicore Brasil Ltda. Guarulhos, São Paulo BRAZIL Conformant Gold CID001980 Umicore S.A. Business Unit Precious Hoboken, Antwerpen BELGIUM Conformant Metals Refining Gold CID001993 United Precious Metal Refining, Inc. Alden, New York UNITED STATES Conformant OF AMERICA Gold CID002003 Valcambi S.A. Balerna, Ticino SWITZERLAND Conformant Gold CID002030 Western Australian Mint (T/a The Newburn, Western AUSTRALIA Conformant Perth Mint) Australia Gold CID002100 Yamakin Co., Ltd. Konan, Kochi JAPAN Conformant Gold CID002129 Yokohama Metal Co., Ltd. Sagamihara, Kanagawa JAPAN Conformant Gold CID002224 Zhongyuan Gold Smelter of Zhongjin Sanmenxia, Henan CHINA Conformant Gold Corporation Gold CID002243 Gold Refinery of Zijin Mining Group Shanghang, Fujian CHINA Conformant Co., Ltd. Gold CID002290 SAFINA A.S. Vestec, Praha-západ CZECH REPUBLIC Conformant Gold CID002314 Umicore Precious Metals Thailand Khwaeng Dok Mai, Krung THAILAND Conformant Thep Maha Nakhon Gold CID002459 Geib Refining Corporation Warwick, Rhode Island UNITED STATES Conformant OF AMERICA Gold CID002509 MMTC-PAMP India Pvt., Ltd. Mewat, Haryana INDIA Conformant Gold CID002510 Republic Metals Corporation Miami, Florida UNITED STATES Conformant OF AMERICA Gold CID002511 KGHM Polska Miedz Spolka Lubin, Dolnośląskie POLAND Active Akcyjna Gold CID002516 Singway Technology Co., Ltd. Dayuan, Taoyuan TAIWAN, Conformant PROVINCE OF CHINA Gold CID002560 Al Etihad Gold Refinery DMCC Dubai, Dubayy UNITED ARAB Conformant EMIRATES

Gold CID002561 Emirates Gold DMCC Dubai, Dubayy UNITED ARAB Conformant EMIRATES Gold CID002580 T.C.A S.p.A Capolona, Toscana ITALY Conformant Gold CID002582 Remondis Argentia B.V. Moerdijk, Noord-Brabant NETHERLANDS Active Gold CID002605 Korea Zinc Co., Ltd. Gangnam, Seoul- KOREA, Conformant teukbyeolsi REPUBLIC OF Gold CID002606 Marsam Metals Sao Paolo, São Paulo BRAZIL Conformant Gold CID002761 SAAMP Paris, Île-de-France FRANCE Conformant Gold CID002762 L'Orfebre S.A. Andorra ANDORRA Active Gold CID002765 Italpreziosi Arezzo, Toscana ITALY Conformant Gold CID002777 SAXONIA Edelmetalle GmbH Halsbruke, Sachsen GERMANY Conformant Gold CID002778 WIELAND Edelmetalle GmbH Pforzeim, Baden- GERMANY Conformant Wurttemberg Gold CID002779 Ogussa Osterreichische Gold- und Vienna, Wien AUSTRIA Conformant Silber-Scheideanstalt GmbH Gold CID002850 AU Traders and Refiners Johannesburg, Gauteng SOUTH AFRICA Conformant Gold CID002857 Modeltech Sdn Bhd Melaka, Malaysia MALAYSIA Active Gold CID002863 Bangalore Refinery Bangalore, Karnataka INDIA Active Gold CID002918 SungEel HiMetal Co., Ltd. Gunsan-si, Jeollabuk-do KOREA, Conformant REPUBLIC OF Gold CID002919 Planta Recuperadora de Metales SpA Mejillones, Antofagasta CHILE Conformant Gold CID002973 Safimet S.p.A Arezzo, Toscana ITALY Conformant Tantalum CID000092 Asaka Riken Co., Ltd. Tamura, Fukushima JAPAN Conformant Tantalum CID000211 Changsha South Tantalum Niobium Changsha, Hunan CHINA Conformant Co., Ltd. Tantalum CID000291 Guangdong Rising Rare Metals-EO Conghua, Guangdong CHINA Conformant Materials Ltd. Tantalum CID000456 Exotech Inc. Pompano Beach, Florida UNITED STATES Conformant OF AMERICA Tantalum CID000460 F&X Electro-Materials Ltd. Jiangmen, Guangdong CHINA Conformant Tantalum CID000616 Guangdong Zhiyuan New Material Yingde, Guangdong CHINA Conformant Co., Ltd. Tantalum CID000914 JiuJiang JinXin Nonferrous Metals Jiujiang, Jiangxi CHINA Conformant Co., Ltd. Tantalum CID000917 Jiujiang Tanbre Co., Ltd. Jiujiang, Jiangxi CHINA Conformant Tantalum CID001076 LSM Brasil S.A. São João del Rei, Minas BRAZIL Conformant Gerais Tantalum CID001163 Metallurgical Products India Pvt., District Raigad, INDIA Conformant Ltd. Maharashtra Tantalum CID001175 Mineracao Taboca S.A. Presidente Figueiredo, BRAZIL Conformant Amazonas Tantalum CID001192 Mitsui Mining and Smelting Co., Ltd. Omuta, Fukuoka JAPAN Conformant Tantalum CID001200 NPM Silmet AS Sillamäe, Ida-Virumaa ESTONIA Conformant Tantalum CID001277 Ningxia Orient Tantalum Industry Shizuishan City, Ningxia CHINA Conformant Co., Ltd. Tantalum CID001508 QuantumClean Carrollton, Texas UNITED STATES Conformant OF AMERICA Tantalum CID001522 RFH Tantalum Smeltery Co., Zhuzhou, Hunan CHINA Conformant Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.

Tantalum CID001769 Solikamsk Magnesium Works OAO Solikamsk, Permskiy kray RUSSIAN Conformant FEDERATION Tantalum CID001869 Taki Chemical Co., Ltd. Harima, Hyogo JAPAN Conformant Tantalum CID001891 Telex Metals Croydon, Pennsylvania UNITED STATES Conformant OF AMERICA Tantalum CID001969 Ulba Metallurgical Plant JSC Ust-Kamenogorsk, KAZAKHSTAN Conformant Qaraghandy oblysy Tantalum CID002492 Hengyang King Xing Lifeng New Hengyang, Hunan CHINA Conformant Materials Co., Ltd. Tantalum CID002504 D Block Metals, LLC Gastonia, North Carolina UNITED STATES Conformant OF AMERICA Tantalum CID002505 FIR Metals & Resource Ltd. Zhuzhou, Hunan CHINA Conformant Tantalum CID002506 Jiujiang Zhongao Tantalum & Jiujiang, Jiangxi CHINA Conformant Niobium Co., Ltd. Tantalum CID002508 XinXing HaoRong Electronic YunFu City, Guangdong CHINA Conformant Material Co., Ltd. Tantalum CID002512 Jiangxi Dinghai Tantalum & Fengxin, Jiangxi CHINA Conformant Niobium Co., Ltd. Tantalum CID002539 KEMET Blue Metals Matamoros, Tamaulipas MEXICO Conformant Tantalum CID002544 H.C. Starck Co., Ltd. Map Ta Phut, Rayong THAILAND Conformant Tantalum CID002545 H.C. Starck Tantalum and Niobium Goslar, Niedersachsen GERMANY Conformant GmbH Tantalum CID002547 H.C. Starck Hermsdorf GmbH Hermsdorf, Thüringen GERMANY Conformant Tantalum CID002548 H.C. Starck Inc. Newton, Massachusetts UNITED STATES Conformant OF AMERICA Tantalum CID002549 H.C. Starck Ltd. Mito, Ibaraki JAPAN Conformant Tantalum CID002550 H.C. Starck Smelting GmbH & Co. Laufenburg, Baden- GERMANY Conformant KG Württemberg Tantalum CID002557 Global Advanced Metals Boyertown Boyertown, Pennsylvania UNITED STATES Conformant OF AMERICA Tantalum CID002558 Global Advanced Metals Aizu Aizuwakamatsu, JAPAN Conformant Fukushima Tantalum CID002568 KEMET Blue Powder Mound House, Nevada UNITED STATES Conformant OF AMERICA Tantalum CID002707 Resind Industria e Comercio Ltda. São João del Rei, Minas BRAZIL Conformant gerais Tantalum CID002842 Jiangxi Tuohong New Raw Material Yi Chun City, Jiangxi CHINA Conformant Tantalum CID002847 Power Resources Ltd. Skopje, Skopje MACEDONIA, Conformant THE FORMER YUGOSLAV REPUBLIC OF Tantalum CID003191 Jiujiang Janny New Material Co., Jiujiang, Jiangxi CHINA Conformant Ltd. Tin CID000228 Chenzhou Yunxiang Mining and Chenzhou, Hunan CHINA Conformant Metallurgy Co., Ltd. Tin CID000244 Jiangxi Ketai Advanced Material Co., Yichun, Jiangxi CHINA Conformant Ltd. Tin CID000292 Alpha Altoona, Pennsylvania UNITED STATES Conformant OF AMERICA Tin CID000306 CV Gita Pesona Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID000309 PT Aries Kencana Sejahtera Pemali, Kepulauan Bangka INDONESIA Conformant Belitung Tin CID000313 PT Premium Tin Indonesia Pangkalan, Kepulauan INDONESIA Conformant Bangka Belitung

Tin CID000315 CV United Smelting Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID000402 Dowa Kosaka, Akita JAPAN Conformant Tin CID000438 EM Vinto Oruro, Oruro BOLIVIA Conformant (PLURINATIONAL STATE OF) Tin CID000468 Fenix Metals Chmielów, Podkarpackie POLAND Conformant Tin CID000538 Gejiu Non-Ferrous Metal Processing Gejiu, Yunnan CHINA Conformant Co., Ltd. Tin CID000760 Huichang Jinshunda Tin Co., Ltd. Ganzhou, Jiangxi CHINA Conformant Tin CID000942 Gejiu Kai Meng Industry and Trade Gejiu, Yunnan CHINA Conformant LLC Tin CID001070 China Tin Group Co., Ltd. Laibin, Guangxi CHINA Conformant Tin CID001105 Malaysia Smelting Corporation Butterworth, Pulau Pinang MALAYSIA Conformant (MSC) Tin CID001142 Metallic Resources, Inc. Twinsburg, Ohio UNITED STATES Conformant OF AMERICA Tin CID001173 Mineracao Taboca S.A. Bairro Guarapiranga, BRAZIL Conformant Pirapora do Bom Jesus City, São Paulo Tin CID001182 Minsur Paracas, Ika PERU Conformant Tin CID001191 Mitsubishi Materials Corporation Asago, Hyogo JAPAN Conformant Tin CID001231 Jiangxi New Nanshan Technology Ganzhou, Jiangxi CHINA Conformant Ltd. Tin CID001314 O.M. Manufacturing (Thailand) Co., Sriracha, Chon Buri THAILAND Conformant Ltd. Tin CID001337 Operaciones Metalurgical S.A. Oruro, Oruro BOLIVIA Conformant (PLURINATIONAL STATE OF) Tin CID001399 PT Artha Cipta Langgeng Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001402 PT Babel Inti Perkasa Lintang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001406 PT Babel Surya Alam Lestari Badau, Badau INDONESIA Active Tin CID001419 PT Bangka Tin Industry Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001421 PT Belitung Industri Sejahtera West Belitung, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001428 PT Bukit Timah Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001434 PT DS Jaya Abadi Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001438 PT Eunindo Usaha Mandiri Karimun, Kepulauan Riau INDONESIA Conformant Tin CID001448 PT Karimun Mining Karimun, Kepulauan Riau INDONESIA Conformant Tin CID001453 PT Mitra Stania Prima Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001457 PT Panca Mega Persada Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001458 PT Prima Timah Utama Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001460 PT Refined Bangka Tin Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001463 PT Sariwiguna Binasentosa Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung

Tin CID001468 PT Stanindo Inti Perkasa Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001471 PT Sumber Jaya Indah Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001477 PT Timah (Persero) Tbk Kundur Kundur, Riau INDONESIA Conformant Tin CID001482 PT Timah (Persero) Tbk Mentok Mentok, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001490 PT Tinindo Inter Nusa Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001493 PT Tommy Utama Gantung, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID001539 Rui Da Hung Taoyuan, Taoyuan TAIWAN, Conformant PROVINCE OF CHINA Tin CID001758 Soft Metais Ltda. Bebedouro, São Paulo BRAZIL Conformant Tin CID001898 Thaisarco Amphur Muang, Phuket THAILAND Conformant Tin CID001908 Gejiu Yunxin Nonferrous Geiju, Yunnan CHINA Conformant Electrolysis Co., Ltd. Tin CID002036 White Solder Metalurgia e Mineracao Ariquemes, Rondônia BRAZIL Conformant Ltda. Tin CID002158 Yunnan Chengfeng Non-ferrous Gejiu, Yunnan CHINA Conformant Metals Co., Ltd. Tin CID002180 Yunnan Tin Company Limited Gejiu, Yunnan CHINA Conformant Tin CID002455 CV Venus Inti Perkasa Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002468 Magnu's Minerais Metais e Ligas São João del Rei, Minas BRAZIL Conformant Ltda. Gerais Tin CID002500 Melt Metais e Ligas S.A. Ariquemes, Rondônia BRAZIL Conformant Tin CID002503 PT ATD Makmur Mandiri Jaya Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002517 O.M. Manufacturing Philippines, Inc. Rosario, Cavite PHILIPPINES Conformant Tin CID002530 PT Inti Stania Prima Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002570 CV Ayi Jaya Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002592 CV Dua Sekawan Pangkal Pinang, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002706 Resind Industria e Comercio Ltda. São João del Rei, Minas BRAZIL Conformant gerais Tin CID002773 Metallo Belgium N.V. Beerse, Antwerpen BELGIUM Conformant Tin CID002774 Metallo Spain S.L.U. Berango, Bizkaia SPAIN Conformant Tin CID002776 PT Bangka Prima Tin Pangkalan Baru, INDONESIA Conformant Kepulauan Bangka Belitung Tin CID002816 PT Sukses Inti Makmur Sungai Samak, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002829 PT Kijang Jaya Mandiri Sungailiat, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002835 PT Menara Cipta Mulia Mentawak, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID002844 HuiChang Hill Tin Industry Co., Ltd. Ganzhou, Jiangxi CHINA Conformant Tin CID002848 Gejiu Fengming Metallurgy Gejiu, Yunnan CHINA Conformant Chemical Plant Tin CID002849 Guanyang Guida Nonferrous Metal Guanyang, Guangxi CHINA Conformant Smelting Plant

Tin CID002858 Modeltech Sdn Bhd Melaka, Malaysia MALAYSIA Active Tin CID002859 Gejiu Jinye Mineral Company Gejiu, Yunnan CHINA Conformant Tin CID002870 PT Lautan Harmonis Sejahtera Pasir Putih, Kepulauan INDONESIA Conformant Bangka Belitung Tin CID003116 Guangdong Hanhe Non-Ferrous Chaozhou, Guangdong CHINA Conformant Metal Co., Ltd. Tin CID003190 Chifeng Dajingzi Tin Industry Co., Chifeng, Nei Mongol CHINA Conformant Ltd. Tin CID003205 PT Bangka Serumpun Kepulauan Bangka INDONESIA Conformant Belitung Tungsten CID000004 A.L.M.T. TUNGSTEN Corp. Toyama City, Toyama JAPAN Conformant Tungsten CID000105 Kennametal Huntsville Huntsville, Alabama UNITED STATES Conformant OF AMERICA Tungsten CID000218 Guangdong Xianglu Tungsten Co., Chaozhou, Guangdong CHINA Conformant Ltd. Tungsten CID000258 Chongyi Zhangyuan Tungsten Co., Ganzhou, Jiangxi CHINA Conformant Ltd. Tungsten CID000499 Fujian Jinxin Tungsten Co., Ltd. Yanshi, Longyan, Fujian CHINA Conformant Tungsten CID000568 Global Tungsten & Powders Corp. Towanda, Pennsylvania UNITED STATES Conformant OF AMERICA Tungsten CID000766 Hunan Chenzhou Mining Co., Ltd. Yuanling, Hunan CHINA Conformant Tungsten CID000769 Hunan Chunchang Nonferrous Hengyang, Hunan CHINA Conformant Metals Co., Ltd. Tungsten CID000825 Japan New Metals Co., Ltd. Akita City, Akita JAPAN Conformant Tungsten CID000875 Ganzhou Huaxing Tungsten Products Ganzhou, Jiangxi CHINA Conformant Co., Ltd. Tungsten CID000966 Kennametal Fallon Fallon, Nevada UNITED STATES Conformant OF AMERICA Tungsten CID001889 Tejing (Vietnam) Tungsten Co., Ltd. Halong City, Tây Ninh VIET NAM Conformant Tungsten CID002011 Vietnam Youngsun Tungsten Halong City, Quảng Ninh VIET NAM Conformant Industry Co., Ltd. Tungsten CID002044 Wolfram Bergbau und Hutten AG St. Martin i-S, Steiermark AUSTRIA Conformant Tungsten CID002082 Xiamen Tungsten Co., Ltd. Haicang, Fujian CHINA Conformant Tungsten CID002095 Xinhai Rendan Shaoguan Tungsten Shaoguan, Guangdong CHINA Conformant Co., Ltd. Tungsten CID002315 Ganzhou Jiangwu Ferrotungsten Co., Ganzhou, Jiangxi CHINA Conformant Ltd. Tungsten CID002316 Jiangxi Yaosheng Tungsten Co., Ltd. Ganzhou, Jiangxi CHINA Conformant Tungsten CID002317 Jiangxi Xinsheng Tungsten Industry Ganzhou, Jiangxi CHINA Conformant Co., Ltd. Tungsten CID002318 Jiangxi Tonggu Non-ferrous Tonggu, Jiangxi CHINA Conformant Metallurgical & Chemical Co., Ltd. Tungsten CID002319 Malipo Haiyu Tungsten Co., Ltd. Nanfeng Xiaozhai, Yunnan CHINA Conformant Tungsten CID002320 Xiamen Tungsten (H.C.) Co., Ltd. Xiamen, Fujian CHINA Conformant Tungsten CID002321 Jiangxi Gan Bei Tungsten Co., Ltd. Xiushui, Jiangxi CHINA Conformant Tungsten CID002494 Ganzhou Seadragon W & Mo Co., Ganzhou, Jiangxi CHINA Conformant Ltd. Tungsten CID002502 Asia Tungsten Products Vietnam Ltd. Vinh Bao District, Hai VIET NAM Conformant Phong Tungsten CID002513 Chenzhou Diamond Tungsten Chenzhou, Hunan CHINA Conformant Products Co., Ltd. Tungsten CID002541 H.C. Starck Tungsten GmbH Goslar, Niedersachsen GERMANY Conformant

Tungsten CID002542 H.C. Starck Smelting GmbH & Co. Laufenburg, Baden- GERMANY Conformant KG Württemberg Tungsten CID002543 Nui Phao H.C. Starck Tungsten Dai Tu, Thái Nguyên VIET NAM Conformant Chemicals Manufacturing LLC Tungsten CID002551 Jiangwu H.C. Starck Tungsten Ganzhou, Jiangxi CHINA Conformant Products Co., Ltd. Tungsten CID002579 Hunan Chuangda Vanadium Hengyang, Hunan CHINA Conformant Tungsten Co., Ltd. Wuji Tungsten CID002589 Niagara Refining LLC Depew, New York UNITED STATES Conformant OF AMERICA Tungsten CID002649 Hydrometallurg, JSC Nalchik, Kabardino- RUSSIAN Conformant Balkarskaya Respublika FEDERATION Tungsten CID002724 Unecha Refractory metals plant Unecha, Bryanskaya RUSSIAN Conformant oblast' FEDERATION Tungsten CID002815 South-East Nonferrous Metal Hengyang, Hunan CHINA Conformant Company Limited of Hengyang City Tungsten CID002827 Philippine Chuangxin Industrial Co., Marilao, Bulacan PHILIPPINES Conformant Inc. Tungsten CID002830 Xinfeng Huarui Tungsten & Ganzhou, Jiangxi CHINA Conformant Molybdenum New Material Co., Ltd. Tungsten CID002833 ACL Metais Eireli Araçariguama, São Paulo BRAZIL Conformant Tungsten CID002843 Woltech Korea Co., Ltd. Gyeongju-si, KOREA, Conformant Gyeongsangbuk-do REPUBLIC OF Tungsten CID002845 Moliren Ltd. Roshal, Moskovskaja RUSSIAN Conformant oblast' FEDERATION